UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2006

EAGLE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-20146	54-1601306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 East Main Street P.O. Box 391 Berryville, Virginia	22611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 955-2510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Registrant amended its Articles of Incorporation effective March 1, 2006 in connection with a two-for-one stock split of its common stock. The amendment increased the number of authorized shares of common stock from 5,000,000 to 10,000,000. As permitted by Virginia law, the amendment did not require shareholder approval.

A copy of the Company’s Articles of Incorporation, as restated in electronic format only as of March 1, 2006 to reflect the amendment described above, is being filed as an exhibit to this report and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation of Eagle Financial Services, Inc. (as restated in electronic format only as of March 1, 2006).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2006

Eagle Financial Services, Inc.

By:	/s/ JAMES W. MCCARTY, JR.
James W. McCarty, Jr.
Vice President, Chief Financial Officer,
and Secretary-Treasurer

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